Fees Summary	Nov. 21, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 56,929,506.48
Previously Paid Amount	0.00
Total Fee Amount	7,861.96
Total Offset Amount	0.00
Net Fee	$ 7,861.96